 FORM OF CERTIFICATE REPRESENTING FIDELITY NATIONAL INFORMATION SERVICES, INC.

                                                                     EXHIBIT 4.1
                                                                        [SHARES]
[NUMBER]
[FIS]
COMMON STOCK
INCORPORATED UNDER THE LAWS OF THE              THIS CERTIFICATE IS TRANSFERABLE
STATE OF GEORGIA                                EITHER IN ATLANTA, GEORGIA OR IN
                                                              NEW YORK, NEW YORK
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                               CUSIP 31620M 10 6

                  FIDELITY NATIONAL INFORMATION SERVICES, INC.


     THIS CERTIFIES THAT

     IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES WITH THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

     Fidelity National Information Services, Inc. transferable on the books of the Company in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. The Articles of Incorporation of the Company authorize the issuance of preferred stock. The shares represented hereby will be subordinate to any outstanding shares of preferred stock issued pursuant to such authority with respect to dividends and amounts payable on liquidation. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:                              Fidelity National Information Services, Inc.
                      /s/ Todd C. Johnson                     /s/ Lee A. Kennedy
[FIDELITY NATIONAL    SECRETARY                              PRESIDENT AND CHIEF
INFORMATION                                                    EXECUTIVE OFFICER
SERVICES, INC.
CORPORATE SEAL]

COUNTERSIGNED AND                              SUNTRUST BANK
REGISTERED:


                                               TRANSFER AGENT AND REGISTRAR


BY
                                              ----------------------------------
                                                      AUTHORIZED OFFICER


                  FIDELITY NATIONAL INFORMATION SERVICES, INC.

     The Company will furnish without charge to each shareholder who so requests, the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the


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qualifications, limitations or restrictions of such preferences and/or rights.
Any such request should be addressed to the Secretary of Fidelity National Information Services, Inc. or to the Transfer Agent named on the face of this certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

TEN COM - as tenants on common               UNIF GIFT MIN ACT- ........Custodian........
TEN ENT - as tenants by the entireties                          (Cust)            (Minor)
JT TEN  - as joint tenants with right                           Under Uniform Gifts to
          of survivorship and not as                            to Minors Act...
          tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE /________________/


________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the capital stock represented by the within Certificate; and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.
Dated________________


                                    X __________________________________________
                                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                      MUST CORRESPOND WITH THE NAME AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED:              _________________________________________
                                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                      AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                      STOCKBROKERS, SAVINGS AND LOAN
                                      ASSOCIATIONS AND CREDIT UNIONS WITH
                                      MEMBERSHIP IN AN APPROVED SIGNATURE
                                      GUARANTEE MEDALLION PROGRAM), PURSUANT TO
                                      S.E.C. RULE 17Ad-15.